SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 11, 2004

                        RADIATION THERAPY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                   FLORIDA                                        65-076895
--------------------------------------------                 -------------------
      (State or other jurisdiction of                         (I.R.S. Employer
       incorporation or organization)                        Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                        33907
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  (Address of principal executive offices)                        (Zip Code)

                                 (239) 931-7275
      ---------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On August 11, 2004, the Company issued a press release announcing the appointment of James Charles Weeks to the Company's Board of Directors as an independent director. A copy of the press release announcing the appointment of Mr. Weeks to the Board of Directors is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1 Press Release dated August 11, 2004 announcing the appointment of James Charles Weeks to the Company's Board of Directors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RADIATION THERAPY SERVICES, INC.

                                                By:     /s/ David Koeninger
                                                    ----------------------------
                                                          David Koeninger
                                                    Principal Financial Officer

Dated: August 11, 2004


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